UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

512 Seventh Avenue	10018
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On May 12, 2015, the Compensation Committee of the Board of Directors of G-III Apparel Group, Ltd. (the “Company”) granted to Sammy Aaron, the Vice Chairman and a director of the Company, as well as the Chief Executive Officer of our Calvin Klein divisions, restricted stock units, pursuant to the Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”), that will enable Mr. Aaron to receive:

(a)       35,292 shares of common stock on an April 12, 2019 vesting date, provided that (i) Mr. Aaron is continuously employed by, or provides other service to, the Company through that date and (ii) during any period of twenty consecutive trading days subsequent to May 12, 2015 (the “Reference Date”) and on or prior to April 12, 2019, the average closing price of the Company’s common stock is at least $65.17 (which is 15% greater than the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Reference Date); and

(b)       52,938 shares of common stock on a June 12, 2020 vesting date, provided that (i) Mr. Aaron is continuously employed by, or provides other service to, the Company through that date and (ii) during any period of twenty consecutive trading days subsequent to Reference Date and on or prior to June 12, 2020, the average closing price of the Company’s common stock is at least $68.00 (which is 20% greater than the closing price of the Company’s common stock on the Nasdaq Global Select Market on the Reference Date).

The number of shares of common stock to which the above-described restricted stock units relate and the vesting prices will be appropriately adjusted in the event of stock splits, stock dividends and other extraordinary corporate events.

Copies of the forms of Deferred Stock Award Agreements for these grants under the 2005 Plan are filed herewith as Exhibit 10.1 and Exhibit 10.2.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) See “Item 1.01 Entry into a Material Definitive Agreement” above with respect to restricted stock unit grants to Sammy Aaron.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

10.1     Form of Deferred Stock Award Agreement for restricted stock unit grant vesting on April 12, 2019.

10.2     Form of Deferred Stock Award Agreement for restricted stock unit grant vesting on June 12, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015	G-III APPAREL GROUP, LTD.

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Form of Deferred Stock Award Agreement for restricted stock unit grants vesting on April 12, 2019.
10.2	Form of Deferred Stock Award Agreement for restricted stock unit grants vesting on June 12, 2020.